SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): April 15, 2003


                          DILLARD ASSET FUNDING COMPANY
                         Series 2000-1 and Series 2002-2
              (Exact Name of Registrant as Specified in Charter)

                                     Delaware
                  (State or Other Jurisdiction of Incorporation)

                                     333-67855
                             (Commission File Number)

                                     88-0352714
                          (IRS Employer Identification No.)

                          c/o Chase Manhattan Bank USA, N.A.
                             500 Stanton Christiana Rd.
                                   OPS4/3rd Floor
                               Newark, Delaware 19713
                 (Address of Principal Executive Offices) (Zip Code)

                                  (302) 575-5000
                 (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

                  Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

                  On April 15, 2003 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.





Item 7.  Exhibits.

                  20.1 Monthly Reports with respect to the April 15, 2003 distribution.

                                    SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DILLARD ASSET FUNDING COMPANY

                                            By:      Administrator

                                            By:    /s/  Sherrill E. Wise
                                                   ----------------------------
                                                   Name:   Sherrill E. Wise
                                                   Title:  Administrator


Dated:  May 13, 2003

                                      EXHIBIT INDEX


Exhibit
Number          Title
------          -----
20.1            Monthly Reports with respect to the April 15, 2003
                distribution.